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                                                                   EXHIBIT 10.76

                          ADDITIONAL FUNDING AGREEMENT

         This Agreement (this "AGREEMENT") is dated as of May 13, 2003, by and among Viragen, Inc. (the "COMPANY") and Bristol Investment Fund, Ltd. (the "PURCHASER").

         WHEREAS, the Company and certain other purchasers are parties to that certain Securities Purchase Agreement dated as of April 16, 2003 (the "PURCHASE AGREEMENT");

         WHEREAS, defined terms not otherwise defined herein shall have the meanings ascribed to such terms in the Purchase Agreement; and

         WHEREAS, subject to the terms and conditions set forth in this Agreement and the Purchase Agreement, the Company desires to issue and sell to the Purchaser, and the Purchaser desires to purchase from the Company, $500,000 principal amount of Debentures and Warrants to purchase up to, in the aggregate, 4,166,667 shares of Common Stock, as more fully described in this Agreement.

         NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Purchasers hereto agree as follows:

         1. INVESTMENT. Within two (2) Trading Days from the date hereof, the Purchaser shall deliver to the Company via wire transfer the amount set forth on the signature pages hereto and labeled as the subscription amount, and the Company shall deliver to the Purchaser Debentures with a principal amount equal to the amount set forth on the signature pages hereto and labeled as the principal amount otherwise in accordance with Section 2.2(a)(i) of the Purchase Agreement, and Warrants in accordance with Section 2.2(a)(ii) of the Purchase Agreement, except that for purposes of calculating the number of Warrants, the average of the 5 Closing Bid Prices prior to the Closing of the Purchase Agreement on April 23, 2003, $0.06, shall be used to determine the number of Warrant Shares issuable pursuant to the Warrants.

         2. DOCUMENTS. The rights and obligations of the Purchaser and of the Company with respect to the Debentures, the Warrants and the shares of Common Stock issuable thereunder (the "UNDERLYING SHARES") shall be identical in all respects to the rights and obligations of the purchasers and of the Company with respect to the Debentures, the Warrants and the Underlying Shares issued pursuant to the Purchase Agreement. For purposes of determining any rights or obligations of either party, the April 23, 2003 shall be deemed the Closing Date of this transaction. Any rights of the Purchaser or covenants of the Company which are dependant on the Purchaser holding securities of the Company or which are determined in magnitude by such Purchaser's purchase of securities pursuant to the Purchase Agreement shall be deemed to include any securities purchased or issuable hereunder. The Purchase Agreement is hereby amended to the extent that the term "Debentures" includes the Debentures issued hereunder, "Warrants" includes the warrants issued hereunder and "Underlying Shares" includes the Underlying Shares. Additionally, the Registration Rights Agreement is hereby amended to the extent that the term "Registrable Securities" includes in the calculation thereof the Underlying Shares and "Warrants" includes the warrants issued hereunder.

         3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. Except as set forth under the corresponding section of the disclosure schedules attached to the Purchase Agreement, if any, all representations and warranties of the Company contained in Section 3.1 of the Purchase Agreement were true and correct as of April 18, 2003, and remain true and correct as of the date hereof, as though made at and as of the date hereof. The Company has performed all of the covenants of the Company contained in the Purchase Agreement to be performed by


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the Company through the date hereof. The Company shall, by the business day following the date of this Agreement, issue a press release reasonably acceptable to the Purchasers disclosing all material terms of the transactions contemplated hereby otherwise in compliance with Section 4.8 of the Purchase Agreement.

         4. REPRESENTATIONS AND WARRANTIES OF THE PURCHASER. the Purchaser hereby represents and warrants, severally and not jointly with the other purchasers to the Purchase Agreement, to the Company that the representations and warranties listed in Section 3.2 of the Purchase Agreement are true and correct with respect to the Purchaser as of the date hereof.

         5. INCORPORATION BY REFERENCE. Except as set forth in this Agreement, each of the Purchase Agreement, the Registration Rights Agreement and all other exhibits attached thereto are hereby incorporated by reference and made a part hereof. Execution of the signature page to this Agreement shall constitute the execution of each of the Purchase Agreement, the Registration Rights Agreement and all exhibits thereto, and the Purchaser and the Company shall be bound to their terms and conditions as set forth in this Agreement. Except as specifically amended by the terms of this Agreement, the Purchase Agreement and all exhibits attached thereto shall remain unmodified and in full force and effect, and shall not be in any way changed, modified or superseded by the terms set forth herein.

         6. CONSENT TO AGREEMENT. Each purchaser to the Purchase Agreement, for itself and no other purchaser, consents to the issuance of the Common Stock and Warrants pursuant to this Agreement.

         7. SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

         8. AMENDMENT AND WAIVER. Except as specifically amended by the terms of this Agreement, the Purchase Agreement and its exhibits shall remain unmodified and in full force and effect, and shall not be in any way changed, modified or superseded by the terms set forth herein. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated, except by a written instrument signed by all the parties hereto.

         9. COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and shall become effective when counterparts have been signed by each party and delivered to the other parties hereto, it being understood that all parties need not sign the same counterpart. Execution of this amendment may be made by delivery by facsimile.

         10. NOTICES. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be delivered as set forth in the Purchase Agreement.

                           **************************




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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.


                                                     VIRAGEN, INC.


                                                     By: /s/ DENNIS W. HEALEY
                                                         -----------------------
                                                     Name: Dennis W. Healey
                                                     Title: Exec. VP/CFO


                   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                     SIGNATURE PAGE FOR PURCHASERS FOLLOWS]




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                       [PURCHASER FUNDING SIGNATURE PAGE]


BRISTOL INVESTMENT FUND, LTD.                 ADDRESS FOR NOTICE:
                                              c/o Bristol DLP, LLC
                                              6363 Sunset Boulevard, 5th Floor
                                              Hollywood, California 90028
By: /s/ PAUL KESSLER                          Attn: Amy Wang, Esq.
    -------------------------------           Fax: (323) 468-8307
    Name:  Paul Kessler
    Title: Director

Subscription Amount:  $440,465
Principal Amount:  $500,000
Warrant Shares: 4,166,667

AS TO SECTION 6 ONLY:


PALISADES EQUITY FUND L.P.


By: /s/ PAUL T. MANNION JR.
    -------------------------------
    Name: Paul T. Mannion, Jr.
    Title: General Partner


CRESCENT INTERNATIONAL LTD.


By: /s/ MAXI BREZZI
    -------------------------------
    Name: Maxi Brezzi
    Title: Authorized Sinatory

ALPHA CAPITAL AG


By: /s/ KONRAD ACKERMAN
    -------------------------------
    Name: Konrad Ackerman
    Title: Director



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